                                                                   EXHIBIT 10.17


                               SUBLEASE AGREEMENT
                                     BETWEEN
                              PHOENICIAN PROPERTIES
                                       AND
                                KIRKLAND'S, INC.


















                            DUPLICATE ORIGINAL 1 OF 2

                                February 1, 2002





                                   William C. Bell, Jr.
                                   Rainey, Kizer, Butler, Reviere & Bell, P.L.C.
                                   P. O. Box 1147 - 105 South Highland Ave.
                                   Jackson, TN  38302-1147
                                   (731) 423-2414
                                   File No. 01436\53316

                               TABLE OF CONTENTS

1.       Leased Premises..........................................................................................1

2.       Construction of Renovations..............................................................................1

3.       Lease Term...............................................................................................2

4.       Option Terms.............................................................................................2

5.       Holdover By Tenant.......................................................................................3

6.       Rent.....................................................................................................4
         (a)      Base Rent.......................................................................................4
         (b)      3 Year Option Term..............................................................................4
         (c)      First 5 Year Option Term........................................................................5
         (d)      Second 5 Year Option Term.......................................................................5
         (e)      Third 5 Year Option Term........................................................................6
         (f)      Proration of Rent...............................................................................6
         (g)      Late Charges....................................................................................7

7.       Utilities................................................................................................7

8.       Taxes....................................................................................................7

9.       Repairs And Maintenance..................................................................................7
         (a)      Maintenance and Repair Obligations..............................................................7
         (b)      Default with Respect to Tenant's Repair and Maintenance Obligations.............................8
         (c)      Default with Respect to Landlord's Repair and Maintenance Obligations...........................9

10.      Insurance................................................................................................9

11.      Improvements............................................................................................10

12.      Damage or Destruction to Improvements on Leased Premises................................................11

13.      Use of Premises.........................................................................................12

14.      Condemnation............................................................................................13
         (a)      Total Taking in the Event of Condemnation......................................................13
         (b)      Partial Taking in the Event of Condemnation....................................................13

15.      Quiet Enjoyment.........................................................................................14

16.      Subordination Of Lease/Attornment.......................................................................15

17.      Surrender Upon Termination..............................................................................15

18.      Assignment And Sub-letting..............................................................................15

19.      Events of Default by Tenant and Remedies of Landlord....................................................16
         (a)      Events of Default Defined......................................................................16
         (b)      Remedies on Default............................................................................17
         (c)      Effect Of Termination Rights...................................................................18
         (d)      No Remedy Exclusive............................................................................18
         (e)      No Additional Waiver Implied By One Waiver.....................................................19
         (f)      Right of Entry.................................................................................19
         (g)      Notice of Default to IDB.......................................................................20

20.      Landlord Defaults and Tenant Remedies...................................................................20

21.      Tenant's Indemnity of Landlord..........................................................................22

22.      Landlord Indemnity of Tenant............................................................................23

23.      Notices.................................................................................................24

24.      Periodic Financial Reporting by Tenant..................................................................24

25.      Environmental Requirements of Tenant....................................................................25
         (a)      Landlord's Warranty............................................................................25
         (b)      Environmental Covenants of Tenant..............................................................25
         (c)      Definition of Environmental Laws...............................................................26
         (d)      Definition of Hazardous Materials..............................................................27
         (e)      Definition of Environmental Contamination......................................................27

26.      Environmental Requirements of Landlord..................................................................27

27.      Expansions to Building(s) on Leased Premises............................................................28

28.      Lease Termination Rights Of Tenant......................................................................30

29.      Miscellaneous...........................................................................................31
         (a)      Entire Agreement...............................................................................31
         (b)      Recordation....................................................................................31
         (c)      Binding Effect.................................................................................31
         (d)      Governing Law..................................................................................32
         (e)      Captions.......................................................................................32
         (f)      Severability...................................................................................32
         (g)      Rules of Construction..........................................................................32
         (h)      Duplicate Originals............................................................................32
         (i)      Attorney's Fees................................................................................33
         (j)      Estoppel Certificate...........................................................................33
         (k)      No Landlord Liens..............................................................................33

                               SUBLEASE AGREEMENT

         THIS SUBLEASE AGREEMENT made and entered into to be effective the 1st day of February, 2002, by and between Phoenician Properties, a Tennessee general partnership ("Landlord"), and Kirkland's, Inc., a Tennessee corporation ("Tenant").

                                R E C I T A L S:

         A. Landlord has leased the Leased Premises (defined below) from the Industrial Development Board of the City of Jackson, Tennessee (the "IDB"), pursuant to that certain Industrial Lease Agreement effective February 1, 2002 (the "IDB Lease").

         B. Landlord desires to sublease its interest in the Leased Premises under the IDB Lease to Tenant as provided herein.

         In consideration of the parties' respective representations, covenants and agreements herein contained, the Landlord and Tenant agree as follows:

                  1. LEASED PREMISES. The Landlord does hereby sublease to the Tenant, and the Tenant subleases from the Landlord, in accordance with the terms and conditions of this Agreement, the premises described in EXHIBIT A located in Madison County, Tennessee, in good repair at the date of the beginning of this Lease Term, which shall herein be referred to as the "Leased Premises."

                  2. CONSTRUCTION OF RENOVATIONS. Landlord, at Landlord's expense, agrees to make certain renovations to the Leased Premises described in the scope of work attached hereto as EXHIBIT B (the "Renovations") not later than June 15, 2002. Upon execution of this Sublease, Landlord and Tenant shall sign EXHIBIT B to signify their approval of the scope of work. The dates for beginning and completing construction of the Renovations shall be deferred for a period equal to any delay caused by reason of labor controversy, act of God, fire, or other casualty, governmental regulations, or other causes beyond the reasonable control of Landlord. Tenant shall have the right after Tenant takes possession of the Leased Premises to submit to Landlord a "punch list" of incomplete or defective renovation items within the Leased Premises within sixty (60) days after Tenant takes possession, and Landlord agrees to correct the items on the punch list. Landlord will remain liable for any latent defects in the Leased Premises (established by engineering and architectural experts who have to be mutually acceptable to both parties).

                  3. LEASE TERM. The initial term of this Sublease Agreement shall commence effective February 1, 2002 (the "Commencement Date"), and subject to the Lease Termination Rights of Tenant set forth in paragraph 28 of this Lease, shall continue until March 31, 2005 (the "Initial Term").

                  4. OPTION TERMS. At the expiration of the Initial Term, if this Sublease then shall be in full force and effect, and the Tenant shall not be in default hereunder beyond any applicable cure period, and if Landlord is still the Lessee under the IDB Lease, or if Landlord is the fee, simple owner of the Leased Premises, the Tenant shall have the option to extend the term of this Sublease, upon the same terms, provisions, and conditions provided herein, for one three year term through March 31, 2008 (the "3 Year Option Term"), and then for three (3) consecutive five (5) year terms (the "5 Year Option Term"), with the 3 Year Option Term beginning as of and from the expiration of the Initial Term and the first such 5 Year Option Term beginning as of and from the expiration of the 3 Year

Option Term and the second and third 5 Year Option Terms beginning from the expiration of the previous extended terms. Each Option Term year would begin on April 1 of the respective year. Each such Option Term must be exercised by written notice in the manner provided in this Lease Agreement below, not less than six (6) months prior to the expiration of the Initial Term, or the subject Option Term, as the case may be. Time is of the essence for providing written notice not less than six (6) months prior to the expiration of the applicable term, and failure to provide such notice shall render any exercise of Options null and void. As used in this Lease Agreement and unless otherwise specified, "Lease Term" shall mean the Initial Term and any Option Terms properly exercised by Tenant. The Option Terms shall be subject to the Lease Termination Rights of Tenant set forth in paragraph 28 of the Lease.

                  5. HOLDOVER BY TENANT. In the event the Tenant remains in possession of the Leased Premises beyond the expiration of the Initial Term without properly exercising the first Option Term or if Tenant remains in possession beyond the expiration of any validly exercised Option Term, or if Tenant remains in possession after termination of this Lease as provided in paragraph 28 hereof, such tenancy shall be deemed month-to-month only, with thirty (30) days' written notice required by either party to terminate such tenancy. Except as provided in the last sentence in this Paragraph 5, the Rent during such holdover tenancy shall be 125% of the amount of the Rent that was payable immediately prior to the commencement of the holdover occupancy. Otherwise, the holdover tenancy shall be subject to all provisions of this Sublease Agreement. However, in the event that Tenant and Landlord engage in good faith negotiations for an extension of the term of this

Sublease for a period up to two (2) months after the expiration of the Sublease, then Tenant shall be obligated to pay rent in the amount of Rent at the expiration of the preceding term for such sixty (60) day period.

         6.       RENT.

                  (A) BASE RENT. The Tenant shall pay the Landlord monthly base rent ("Base Rent") for the use of the Leased Premises as provided below:

                           Period                    Monthly Rent
                           ------                    ------------
                    2/1/02 - 12/31/02                $  4,545.45
                    1/1/03 - 12/31/03                $ 34,300.00
                    1/1/04 - 12/31/04                $ 37,520.00
                    1/1/05 - 3/31/05                 $ 37,520.00

The Base Rent shall be due and payable on the first day of each month, without setoff rights, except as provided in Paragraphs 9(c) and 20. Rent shall be paid to Landlord at the address shown in Paragraph 23 until such time as Landlord shall notify Tenant of a different address for payment of rent.

                  (B) 3 YEAR OPTION TERM. If Tenant exercises its option for the 3 Year Option Term, the monthly rent during the 3 Year Option Term (the "3 Year Option Term Rent") shall be:

                    3/31/05 - 12/31/05                $ 37,520.00
                    1/1/06 - 12/31/06                 $ 37,520.00
                    1/1/07 - 12/31/07                 $ 39,760.00
                    1/1/08 - 3/31/08                  $ 39,760.00

The 3 Year Option Term Rent shall be due and payable on the first day of each month, without setoff rights, except as provided in Paragraphs 9(c) and 20. Rent shall be paid to Landlord at the address shown in Paragraph 23 until such time as Landlord shall notify Tenant of a different address for payment of rent.

                  (C) FIRST 5 YEAR OPTION TERM. If Tenant exercises its option for the first 5 Year Option Term, the monthly rent during the first three
(3) years of the first 5 Year Option Term ("Years 7-9") shall be in the amount of Thirty Nine Thousand Seven Hundred Sixty and No/100 Dollars ($39,760.00). After Years 7-9, and for the remainder of the first 5 Year Option Term, the monthly rent shall increase to Forty-Two Thousand One Hundred Forty and No/100 Dollars ($42,140.00). The rent during the first 5 Year Option Term (the "First 5 Year Option Term Rent") shall become due and payable in advance on the first day of each month, without setoff rights, except as provided in Paragraphs 9(c) and
20. The First 5 Year Option Term Rent shall be paid to the Landlord at the address contained below in this Sublease Agreement, until such time as the Landlord shall notify the Tenant, in writing, of a different address to which the payment shall be sent.

                  (D) SECOND 5 YEAR OPTION TERM. If Tenant exercises its option for the second 5 Year Option Term, the monthly rent during the first three (3) years of the second 5 Year Option Term ("Years 12-14") shall be in the amount of Forty-Two Thousand One Hundred Forty and No/100 Dollars ($42,140.00). After Years 12-14, and for the remainder of the second 5 Year Option Term, the monthly rent shall increase to Forty-Four Thousand Six Hundred Sixty and No/100 Dollars ($44,660.00) during the second 5 Year Option Term (the "Second Option Term Rent"). The Second 5 Year Option Term Rent shall become due and payable in advance on the first day of each month, without setoff rights, except as provided in Paragraphs 9(c) and 20. The Second 5 Year Option Term Rent shall be paid to the Landlord at the address contained below in this Sublease Agreement, until such time as the Landlord shall notify the Tenant, in writing, of a different address to which the payment shall be sent.

                  (E) THIRD 5 YEAR OPTION TERM. If Tenant exercises its option for the third 5 Year Option Term, the monthly rent during the first three
(3) years of the third 5 Year Option Term ("Years 17-19") shall be in the amount of Forty-Four Thousand Six Hundred Sixty and No/100 Dollars ($44,660.00). After Years 17-19, and for the remainder of the third 5 Year Option Term, the monthly rent shall increase to Forty-Seven Thousand Three Hundred Twenty and No/100 Dollars ($47,320.00). The rent payable during the third 5 Year Option Term (the "Third Option Term Rent") shall become due and payable in advance on the first day of each month, without setoff rights, except as provided in Paragraphs 9(c) and 20. The Third 5 Year Option Term Rent shall be paid to the Landlord at the address contained below in this Sublease Agreement, until such time as the Landlord shall notify the Tenant, in writing, of a different address to which the payment shall be sent. As used in this Lease Agreement, the term "Rent" shall include the "Base Rent, the "3 Year Option Term Rent", the "First 5 Year Option Term Rent", the "Second 5 Year Option Term Rent", and the "Third 5 Year Option Term Rent", unless otherwise specified.

                  (F) PRORATION OF RENT. All Rent shall be prorated if the Initial Term or any Option Term does not commence on the first (1st) day of a calendar month or expire on the last day of a calendar month.

                  (G) LATE CHARGES. A late charge shall be payable in the amount of one percent (1%) of the Rent then in effect in the event that Tenant shall fail to pay any installment of monthly Rent when due or additional rent when due within fifteen (15) days after the due date thereof and such failure shall have occurred two (2) times during any calendar year.

         7. UTILITIES. Tenant shall contract for all utility service required on the Leased Premises and shall be liable for payment of all utility services received during its occupancy of the Leased Premises.

         8. TAXES. Tenant acknowledges that the Leased Premises are owned by the IDB, and that assets owned by the Board are exempt from ad valorem taxation in the State of Tennessee under TCA ss.7-53-305. Landlord agrees to "pass on" to Tenant any payment in lieu of tax ("PILOT") benefits granted to Landlord in its lease with the IDB, and Tenant agrees to make all PILOT payments required to be made pursuant to the PILOT Program attached as EXHIBIT C, and any and all other taxes assessed against Landlord as a lessee of the Leased Premises from the IDB, including within such taxes to be paid by Tenant, any leasehold taxes if such are assessed against Landlord by any taxing authority, all of such taxes to be paid before becoming delinquent.

         9.       REPAIRS AND MAINTENANCE.

                  (A) MAINTENANCE AND REPAIR OBLIGATIONS. Landlord shall be responsible for maintaining the roof, foundation, slab, HVAC units (including all necessary replacements thereof), and structural walls of the Leased Premises during the Lease Term and for repaving parking lots at the time of the end of the useful life of the prior paving of such parking lots ("Landlord's Repair Obligations"). With the exception of Landlord's Repair Obligations, Tenant shall at all times put, keep and maintain the Leased Premises in good repair and appearance, including without limitation: the landscaping; windows; plumbing and electrical systems; and routine maintenance and patching and sealing of parking lots.

         Tenant shall promptly make all repairs and replacements (substantially equivalent in quality and workmanship to the original work) of every kind and nature, which may be required to be made upon or in connection with any of the Leased Premises in order to keep and maintain the Leased Premises in as good repair and appearance as they were as of the commencement of the Initial Term, ordinary wear and tear excepted. Tenant shall, in all events, make all repairs for which it is responsible hereunder promptly, and all repairs shall be done in a good, proper, and workmanlike manner. Landlord shall, in all events, make the Landlord repair obligations promptly, and all repairs shall be done in a good, proper, and workmanlike manner.

                  (B) DEFAULT WITH RESPECT TO TENANT'S REPAIR AND MAINTENANCE OBLIGATIONS. If Tenant shall be in default of Tenant's maintenance and repair obligations hereunder, Landlord may, after thirty (30) days' notice to Tenant and failure of Tenant to cure such default, but immediately upon notice in the event of an emergency, do whatever is necessary to cure such default for the account of and at the expense of Tenant. All actual and reasonable costs and expenses so incurred by Landlord shall constitute additional Rent payable by Tenant under this Lease Agreement and shall be paid with the next installment of Rent that becomes due.

                  (C) DEFAULT WITH RESPECT TO LANDLORD'S REPAIR AND MAINTENANCE OBLIGATIONS. If Landlord shall be in default of Landlord's Repair Obligations hereunder after notice to Landlord of the Repair Obligations, and a reasonable opportunity to complete such Repair Obligations, Tenant may, after thirty (30) days notice to Landlord of Landlord's failure to make such repairs within a reasonable time, but immediately upon notice in the event of an emergency, do whatever is reasonably necessary to cure such default at the expense of Landlord. If Landlord does not pay the cost and expenses so incurred by Tenant within thirty (30) days after invoiced by Tenant, Tenant shall have the right to offset such amount against its rent obligations hereunder.

         10. INSURANCE. Landlord shall maintain fire and extended coverage insurance and earthquake coverage on the building and appurtenances located on the Leased Premises with the replacement cost endorsement, in accordance with comparable industry standards, with a financially responsible insurer duly authorized to do business in the State of Tennessee. The costs of and premiums thereof shall be charged to and paid to Landlord by the Tenant as additional rent. Tenant shall, at Tenant's expense, obtain and keep in force during the Initial Term and all Option Terms and holdover Tenancy, commercial general liability insurance coverage with limits of not less than $2,000,000 per occurrence for bodily injury and property damage, insuring both Landlord and Tenant against liability arising out of Tenant's use and occupancy of the Leased Premises and all areas appurtenant thereto. All such liability policies shall name Tenant as the insured party, and Landlord and Landlord's designated mortgagees as additional insureds. The

Tenant shall furnish the Landlord with a certificate from the insurance companies indicating the issuance of the required liability insurance coverage required in this paragraph. Landlord may, but shall not be obligated, to maintain time element insurance coverage (loss of rents) covering the loss of rental income for a period chosen by Landlord that may occur as a result of loss or damage to the building(s) located on the Leased Premises.

         11. IMPROVEMENTS. Tenant agrees that it will not make any alterations to the Leased Premises that would diminish the value of the Leased Premises, after giving consideration to the completed alteration, without Landlord's prior written consent. Any alterations by Tenant, at Tenant's expense, the cost of which (per alteration or group of related alterations) exceeds One Hundred Thousand and No/100 Dollars ($100,000.00) shall be deemed a "Significant Alteration." All Significant Alterations shall require Landlord's prior written consent. Prior to making any Significant Alterations, Tenant shall submit written plans and specifications for such work to Landlord and shall obtain Landlord's prior written consent to the same. Tenant may make alterations other than Significant Alterations or alterations that would not diminish the value of the Leased Premises without the prior written consent of Landlord. Any alterations or additions will be at Tenant's expense and will remain a portion of the Leased Premises upon expiration of the rights of Tenant under this Lease. Trade fixtures and other equipment owned by the Tenant and installed on or within the Leased Premises by Tenant shall remain as personal property, and may be removed upon termination of the Lease, but only upon the condition that any repairs necessary due to removal of such trade fixtures or equipment be made by Tenant at its own expense.

         12. DAMAGE OR DESTRUCTION TO IMPROVEMENTS ON LEASED PREMISES. Except as provided in the next two (2) grammatical paragraphs of this Paragraph 12, if the improvements on the Leased Premises (excluding the parking lot, lights, landscaping, and fences) are damaged or destroyed by fire or other casualty insured under the fire and extended casualty insurance policy applicable to the Leased Premises (the "Casualty"), the insurance proceeds from such policy shall be used to repair and/or restore the Leased Premises to substantially the condition it was in immediately prior to the Casualty within one hundred eighty (180) days following the date of Landlord's receipt of the insurance proceeds.

         However, if the Casualty renders the improvements on the Leased Premises untenantable, in the reasonable opinion of Tenant, and the estimated time for restoration thereof exceeds one hundred-eighty (180) days from the date of the Landlord's receipt of the insurance proceeds, then Tenant may terminate this Sublease Agreement by the delivery of written notice to the Landlord within fifteen (15) days following the date on which Landlord notifies Tenant of the estimated time for restoration. Landlord must provide that estimate to Tenant within sixty (60) days following its receipt of the insurance proceeds.

         Further, (i) if there are less than three (3) years remaining in the existing term of this Lease (whether the Initial Term or any Option Term) at the time of any Casualty; and (ii) if Tenant does not provide written notice to Landlord within thirty (30) days of the date of the Casualty that it is waiving its Termination Rights as set forth in paragraph 28 for a period of five (5) years from the date of completion of the repairs or restoration of the Leased Premises; and (iii) if the Casualty renders the improvements on the Leased

Premises untenantable, in the reasonable opinion of Landlord; and (iv) if Tenant does not exercise the next renewal Option Term, then Landlord shall have no obligation to repair or restore the Leased Premises, and Landlord may terminate this Lease Agreement by the delivery of written notice to Tenant within sixty
(60) days following the date of the Casualty, unless Tenant exercises the next renewal Option Term at such time and waives its Termination Rights for such five
(5) year period as described above at such time. If Tenant exercises the next renewal Option and waives its Termination Rights before such sixty (60) day period, Landlord shall be obligated to repair and restore the Leased Premises to substantially the condition it was in immediately prior to the Casualty.

         The obligation to repair or restore the Leased Premises shall not exceed the scope of the original construction of the improvements on the Leased Premises. If the Lease is not terminated, Tenant shall replace and/or restore its furniture, equipment and trade fixtures.

         Rent payable under this Sublease Agreement shall be abated proportionately according to the floor area of the building improvements on the Leased Premises which is usable by the Tenant, and such abatement shall continue for the period commencing with such damage or destruction and ending with the completion of such work of repair and/or reconstruction of the Leased Premises as provided herein. Landlord shall be entitled to receive the proceeds payable in respect of any time element insurance that Landlord maintains in accordance with the terms of this Sublease Agreement.

         13. USE OF PREMISES. The Tenant agrees that the Leased Premises are to be used solely and exclusively for storage, warehouse, and distribution, with appropriate offices for the management of such distribution center, unless otherwise consented to in writing in advance by Landlord, in its sole and absolute discretion. Further, Tenant agrees: (i) to use and occupy the Leased Premises in a careful, safe, proper and lawful manner; and (ii) not to permit any unlawful nuisance, trade or custom, or condition thereon; and (iii) not to commit any waste upon, or do any damage to the Leased Premises, ordinary wear and tear excepted. Further Tenant agrees that it shall not bring or knowingly allow any hazardous materials or hazardous substances (as defined by the state of Tennessee statutes and United States of America statutes) to be brought onto the Leased Premises, unless done in accordance with applicable laws for hazardous materials or substances.

         14.      CONDEMNATION.

                  (A) TOTAL TAKING IN THE EVENT OF CONDEMNATION. In the event of a "taking" of all or a substantial part of the Leased Premises (defined as greater than one-half of the usable floor space of the building improvements on the Leased Premises) by any governmental authority under eminent domain proceedings, this Lease shall terminate on the date when the Leased Premises shall be so taken, and the rent shall be abated as of that date. No part of any award for the property and improvements shall belong to the Tenant. However, the Tenant shall have the right to make a separate claim with the condemning authority for the value of the Tenant's leasehold interest and/or moving or relocation expenses; provided, however, that such separate claim shall not reduce or adversely affect the amount of the Landlord's award.

                  (B) PARTIAL TAKING IN THE EVENT OF CONDEMNATION. If any part of the Leased Premises (being less than a substantial part) of the Leased Premises shall be taken as aforesaid, and such partial taking shall render that portion not so taken unsuitable for the business of the Tenant as reasonably determined by Tenant, then this Lease shall terminate as set forth in subparagraph (a) above. If such partial taking is not sufficiently extensive to render the Leased Premises unsuitable for the business of the Tenant as reasonably determined by Tenant, then this Lease shall continue in effect except that the monthly rental payment shall be reduced in the same proportion that floor space of any building improvements so taken bears as to the original floor space leased. Upon receipt of the award in condemnation, Landlord shall make all necessary repairs or alterations so as to constitute the Leased Premises a complete architectural unit. However, in no event shall the Landlord be required to spend for such work an amount in excess of the net amount received free and clear by Landlord's damages for the part of the Leased Premises so taken.

         Tenant shall not be entitled to and expressly waives any claims or any condemnation or other award for such taking, whether whole or partial, and whether for diminution in value of the leasehold or to the fee, or otherwise; except that the Tenant shall have the right, to the extent permitted by law, and provided by the same shall not reduce the Landlord's award, to claim from the condemnor, but not the Landlord, such compensation as may be recoverable by Tenant in its own right for the damage to the Tenant's business.

         15. QUIET ENJOYMENT. Landlord covenants that it is seized of a leasehold interest in the Leased Premises pursuant to the IDB Lease and has the full right to enter into this Sublease Agreement, and that the Tenant shall have the quiet and peaceful possession of the Leased Premises during the Initial Term and all Option Terms, as against lawful acts of third parties and as against the acts of all parties claiming title to, or right to possession of the Leased Premises.

         16. SUBORDINATION OF LEASE /ATTORNMENT. This Sublease shall be subordinate to the rights of the IDB under the IDB Lease. Tenant shall enter into a subordination, nondisturbance, and attornment agreement in a form acceptable to Landlord's lender and Tenant. Further, this Sublease shall be subordinate to any renewal, amendment, or modification of the IDB Lease to the extent that such amendment or modification does not change Tenant's right of quiet enjoyment of the Leased Premises in accordance with the terms hereof.

         17. SURRENDER UPON TERMINATION. At the expiration of the Initial Term or Option Terms, or any holdover tenancy, or after termination of the Lease because of Tenant's Termination Rights set forth in paragraph 28 hereof, as the case may be, Tenant shall surrender the Leased Premises in as good a condition as it was at the beginning of the Initial Term, reasonable use and wear and tear and damages by casualty or the elements excepted. At such expiration, the Tenant shall have the right to remove any fixtures or equipment owned by it, provided, however, that in so doing, the Tenant shall repair, at its expense, any damage caused by such removal.

         18. ASSIGNMENT AND SUB-LETTING. Tenant shall not have the right to assign or sub-let the Leased Premises without the prior written consent of Landlord, such consent not to be unreasonably delayed or withheld.

         19.      EVENTS OF DEFAULT BY TENANT AND REMEDIES OF LANDLORD.

                  (A) EVENTS OF DEFAULT DEFINED. The following shall be "Events of Default" under this Sublease Agreement and the term "Events of Default" or "Default" shall mean, whenever they are used in this Sublease Agreement, any one or more of the following events:

                           (1) Delinquency in the due and punctual payment of any Rent, additional rent, or additional payment under this Sublease Agreement when such Rent or additional payment shall become payable, and such default shall continue for ten (10) days after payment is due; provided, however, that for the two delinquent payments for any calendar year (January - December) Landlord must give written notice of non-payment, and Tenant shall have ten (10) days from the date of delivery of such notice before a default hereunder.

                           (2) Delinquency by the Tenant in the performance or compliance with any of the conditions or covenants contained in this Sublease Agreement, other than payment of Rent or additional payments (which is provided for in subparagraph (1) above), for a period of thirty (30) days after written notice thereof from the Landlord to the Tenant, except for any default not susceptible of being cured within such thirty (30) day period, in which event the time permitted to the Tenant to cure such default shall be extended for so long as shall be reasonably necessary to cure such default, provided the Tenant commences promptly and proceeds diligently to cure such default, and provided further that such period of time shall not be so extended as to jeopardize the interest of the Landlord in this Sublease Agreement or the Leased Premises or so as to subject the Landlord or the Tenant to any civil or criminal liabilities.

                           (3) The filing by the Tenant of a voluntary petition in bankruptcy, or adjudication of the Tenant as a bankrupt, or assignment, partial or general, by the Tenant for the benefit of its creditors, or the entry by the Tenant into an agreement of composition with creditors, or the approval by a court of competent jurisdiction of a petition applicable to the Tenant in any proceeding for their reorganization instituted under the provisions of the general bankruptcy act, as amended, or under any similar act which may hereafter be enacted.

                           (4) The assignment or sub-letting of the Leased Premises in violation of this Sublease Agreement.

                           (5) Contravention of the use restriction provision contained in this Sublease Agreement and continues for thirty (30) days after notice by Landlord.

                  (B) REMEDIES ON DEFAULT. Whenever any Event of Default referred to herein shall have occurred, the Landlord may take any one or more of the following remedial steps:

                           (1) Landlord may re-enter and take possession of the Leased Premises without terminating this Sublease Agreement, and sublease the Leased Premises for the account of the Tenant, holding the Tenant liable for the difference in the rent and other amounts payable by such Subtenant in such subleasing and the rents and other amounts payable by the Tenant hereunder.

                           (2) In the event of payment default hereunder, Landlord may terminate this Sublease Agreement and demand and collect from Tenant as damages the discounted present value (determined based on then commercially reasonable rates) of the entire unpaid balance of Rent for balance of the Initial Term or any exercised Option Terms that remains as of the effective date of termination.

                           (3) Landlord may terminate this Sublease Agreement and exclude the Tenant from possession of the Leased Premises and may lease the Leased Premises to another for the account of the Tenant, holding the Tenant liable for all rent and other payments due up to the effective date of such leasing and for the excess, if any, of the Rent and other amounts payable by the Tenant under this Sublease Agreement had the Initial Term or any exercised Option Term not have been terminated over the rents and other amounts which are payable by such new Tenant under such new lease.

                           (4) The remedies herein specified are to be exercised by the Landlord in pursuance of the availability of these remedies as provided for under the laws of the State of Tennessee; and in pursuance of these laws the Landlord may take whatever action at law and equity is available in the enforcement of these remedies, and otherwise as may appear necessary or desirable to collect rents due, or to become due, or to enforce specific performance and observation of any obligation, agreement or covenant of the Tenant under this Sublease Agreement.

                  (C) EFFECT OF TERMINATION RIGHTS. If an Event of Default occurs as to Tenant, Tenant shall have the option of termination the Lease as provided in paragraph 28. However, in order to prevent all available remedies to Landlord, Tenant must complete the following within thirty (30) days of Landlord's notice of its intent to exercise its remedies:

                           (1)      cure the Event of Default; and

                           (2)      give the Notice of Intent to Terminate six
                                    (6) months before the desired termination date required in paragraph 28, or alternatively pay the rent that would be due during the succeeding six (6) months after Notice of Intent to Terminate; and

                           (3) pay the Lease Termination Fee set forth in paragraph 28.


                  (D) NO REMEDY EXCLUSIVE. No remedy herein conferred upon or reserved to the Landlord is intended to be exclusive of any other available remedy or remedies, but each and every remedy shall be cumulative and alternative and shall be in addition to every other remedy given under this Sublease Agreement, now or hereafter existing at law or in equity or by statute, unless Tenant takes the actions permitted in subparagraph (c) above. No delay or omission to exercise any right or power shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time as often as may be deemed expedient. In order to entitle the Landlord to exercise any remedy reserved to them in this paragraph, it shall not be necessary to give any notice other than such notice as may be herein expressly required, or as required by law.

                  (E) NO ADDITIONAL WAIVER IMPLIED BY ONE WAIVER. In the event any agreement contained in this Sublease Agreement should be breached and thereafter waived, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder.

                  (F) RIGHT OF ENTRY. Landlord and/or its representatives may enter the Leased Premises at any reasonable time, before or after default by Tenant, for purposes including without limitation taking possession after default, inspecting the Leased Premises, performing any work which the Landlord may elect to undertake made necessary by reason of the Tenant's default under the terms of this Sublease Agreement, exhibiting the Leased Premises for sale or posting any appropriate notices, including those pertaining to availability for leasing during the last six (6) months of any term if Tenant has not exercised the next Option Term. Such right of entry may be exercised by the Landlord or its representatives without the same constituting an eviction of the Tenant in whole or in part.

         Notwithstanding the foregoing, if Tenant is not in default hereunder, Landlord shall give reasonable notice to Tenant before entering the Leased Premises (provided that no notice shall be required in the event of an emergency). Landlord agrees that it will not materially interfere with Tenant's use of the Leased Premises, and Landlord agrees to repair any damage it causes as a result of such activity.

                  (G) NOTICE OF DEFAULT TO IDB. Tenant shall give written notice to the IDB of any alleged default by Landlord.

         20. LANDLORD DEFAULTS AND TENANT REMEDIES. Any one or more of the following shall constitute a default by the Landlord:

                  (A) if Landlord is adjudicated bankrupt or insolvent and such adjudication is not vacated within thirty (30) days from the date of such adjudication;

                  (B) the admission in writing by Landlord of its inability to pay its debts when due;

                  (C) the appointment of a receiver or trustee for the business or property of Landlord, unless such appointment is vacated within ninety (90) days after its entry;

                  (D) Landlord making an assignment for the benefit of its creditors;

                  (E) the failure of Landlord to pay any amounts due to Tenant within thirty (30) days after written notice from Tenant that the same is due; or

                  (F) the failure by Landlord to cure any failure to perform or observe any of its covenants under this Lease within sixty (60) days after written notice thereof from Tenant, unless such failure is of such nature that it cannot be cured within such sixty (60) day period, in which case Landlord shall have such additional time as is necessary to cure so long as Landlord commences the curing within such sixty (60) day period and thereafter diligently pursues the curing.

         Upon any occurrence of any default by Landlord, Tenant shall have the right to sue for damages, or specific performance, or other remedies it may have at law or in equity. Upon the occurrence of any default by Landlord, in addition to notice to the IDB and to Landlord, Tenant agrees to also give notice to the holder of any mortgage (the "Mortgage Holder") on the Leased Premises, to the extent Tenant shall have received written notice of any such Mortgage Holder. Tenant agrees that such Mortgage Holder shall have sixty (60) days after written notice thereof from Tenant to cure such default, unless such failure or default is of such nature that it cannot be cured within such sixty (60) day period, in which case the Mortgage Holder shall have such additional time to cure so long as Mortgage Holder commences the curing within such sixty (60) days and thereafter diligently pursues the curing. In addition, Tenant may cure Landlord's default and offset the reasonable expense thereof against Rent thereafter accruing. Finally, if in Tenant's reasonable business judgment, Landlord's default materially interferes with Tenant's use of the Leased Premises ("Landlord's Material Default"); and if Tenant reasonably determines that it is impractical for Tenant to attempt to cure such default and offset the cost thereof against Rent, and if the original written notice of default in this Paragraph 20 to Landlord indicated that the default was a Landlord's Material Default, then Tenant shall have the right to terminate this Sublease with no further liability to Landlord (except for sums already due prior to the termination), and exercise any other legal or equitable right or remedy it may have if Landlord does not cure the Landlord's Material Default within the time allowed.

         21. TENANT'S INDEMNITY OF LANDLORD. Unless caused by the negligence or willful misconduct of Landlord, its agents, contractors, or employees, the Tenant shall indemnify the Landlord against all claims, actions, damages, liabilities and expenses, including reasonable attorney's fees and other professional fees incurred by the Landlord as a result of:

                  (A) Failure of the Tenant to perform any covenant required to be performed by the Tenant hereunder; and

                  (B) Any accident, occurrence, injury or damage which shall happen in or on the Leased Premises, or resulting from the operation of Tenant's business; and

                  (C) The failure to comply with any requirements of any governmental authorities; and

                  (D) Any mechanics' lien, security agreement or mortgage filed, with regard to the Leased Premises, and equipment therein, or any materials used to repair or alteration of the Leased Premises incurred by Tenant. In the event any mechanics or materialmen's, or other liens shall be filed against the Leased Premises or any improvements or appurtenances thereon by reason of or arising out of any labor or material services furnished or alleged to have been furnished to or for the Tenant at or on the Leased Premises, the Tenant shall, within thirty (30) days after written notice from the Landlord, pay or bond the same or procure the discharge thereof in such manner as may be provided by law or cause other acts to be done which will provide reasonable assurance that the Leased Premises shall not be sold to satisfy any such lien. The Tenant shall defend, on behalf of the Landlord, at the expense of Tenant, any action, suit or proceeding which may be brought for the enforcement of any such lien or liens or similar claims against the Leased Premises, and the Tenant shall pay any damage and discharge any judgment entered thereon and save harmless the Landlord from any claim or damage resulting therefrom. Notwithstanding the foregoing, Landlord shall be responsible for any materialmen's or mechanic's liens filed against the Leased Premises in connection with any of Landlord's work (including without limitation the work described on EXHIBIT B hereto), and any work in fulfillment of Landlord's repair obligations under this Lease;

                  (E) Any environmental contamination to the Leased Premises, caused by Tenant, its agents, employees, contractors, or invitees.

                  (F) Tenant's indemnity shall not include the intentional or negligent acts or omissions of Landlord, its officers, agents, contractors, or employees.

                  (G) Tenant's indemnity obligations under this Paragraph 21 shall survive the termination of this Sublease with respect to any occurrence that arose or took place prior to such termination.

         22. LANDLORD INDEMNITY OF TENANT. Landlord shall indemnify the Tenant against any and all claims, actions, damages, liability, and expenses, including reasonable attorney's fees and other professional fees, in connection with any accident, occurrence, injury, or damage which shall happen in or on the Leased Premises as a result of the negligence or intentional misconduct of Landlord, its officers, agents, contractors, or employees. Notwithstanding the foregoing, Landlord's indemnity shall not include the intentional or negligent acts or omissions of Tenant, its officers, agents, contractors, employees, or licensees. Landlord's indemnity obligations under this Paragraph 22 shall survive the termination of the Lease with respect to any such occurrence that took place prior to such termination.

         23. NOTICES. All notices hereunder shall be in writing and shall be delivered in person or sent by certified mail or overnight courier service or sent by facsimile transmission to the address or facsimile numbers of the parties shown below. Notice shall be effective upon delivery when received by the party to whom delivered and shall be effective two (2) days after mailing and one (1) day after overnight courier when deposited with the United States Postal Service, or an overnight courier service, respectively. If such notice is sent by facsimile, such notice shall be deemed received by the recipient upon receipt by the sender of an acknowledgment or transmission report generated by the machine from which the facsimile was sent indicating that the facsimile was sent in its entirety to the recipient's facsimile number.

LANDLORD:                                   TENANT:                              IDB:
--------                                    ------                               ---
Phoenician Properties                       Kirkland's, Inc.                     Industrial Development
529 Old Hickory Blvd., Suite D              805 North Parkway                    Board of the City of
Jackson, TN  38305                          Jackson, TN  38305                      Jackson
Fax No. 731-661-0195                        ATTN:  General Counsel               c/o General Counsel
                                            Fax No. (731) 664-9345               312 East Lafayette Street
                                                                                 Jackson, TN  38301
                                                                                 Fax No. (731) 424-0562

         24. PERIODIC FINANCIAL REPORTING BY TENANT. During the Initial Term, and Option Terms, if applicable, Tenant shall provide to Landlord, annually, within thirty (30) days of request by Landlord, copies of all financial statements, including at least Tenant's Annual Profit and Loss Statement and Annual Balance Sheet, required to be furnished by

Landlord to Landlord's primary lender, or requested by any potential purchaser of the Leased Premises. The form of such statements shall be as customarily prepared by Tenant. Landlord agrees to keep all financial statements confidential and request Landlord's lender and any potential purchaser do the same.

         25.      ENVIRONMENTAL REQUIREMENTS OF TENANT.

                  (A) LANDLORD'S WARRANTY. Landlord warrants that to Landlord's knowledge, the Leased Premises are not in violation of any Environmental Laws.

                  (B) ENVIRONMENTAL COVENANTS OF TENANT. Throughout the Tenant's occupancy of the Leased Premises, Tenant agrees to comply with all requirements of Environmental Laws relating to air quality, water quality, solid waste disposal, hazardous waste disposal, hazardous or toxic substances, and the protection of health and environment. Further, Tenant immediately shall notify Landlord should Tenant become aware of:

                           (I)      any hazardous substance or other
                                    environmental problems or liability with respect to the Leased Premises; or

                           (II) any lien, action, or notice of environmental problems with respect to Tenant's business or with respect to the Leased Premises.

Tenant shall at its own cost and expense take all action as shall be necessary for the "cleanup" of any environmental contamination to the Leased Premises caused by Tenant, its agents, employees, contractors, or invitees, including all removal and remedial action in accordance with all applicable Environmental Laws. Further, Tenant shall pay or cause to be paid at its own expense all clean up, administrative, and enforcement cost of all applicable governmental agencies which may be asserted against the Leased Premises with respect to any environmental contamination caused by Tenant. All costs, including without limitation, those costs set forth above, damages, liabilities, claims, and expenses (including reasonable attorney's fees and expenses) which are incurred by Landlord with respect to environmental contamination caused by Tenant, without the requirement of waiting for the ultimate outcome of any litigation, claim, or other proceedings, shall be paid by Tenant to Landlord, as incurred, within ten (10) days after notice from Landlord, itemizing the amount incurred to the date of such notice. Tenant shall provide Landlord with copies of all environmental permits from any governmental agency or organization as to Tenant's storage, processing, or locating of Hazardous Materials on or about the Leased Premises.

         Notwithstanding anything herein to the contrary, Tenant shall not be responsible for any Hazardous Materials in or environmental contamination to the Leased Premises that exists prior to Tenant's possession of the Leased Premises.

                  (C) DEFINITION OF ENVIRONMENTAL LAWS. The term "Environmental Law" means any and all federal, state, regional, county, or local laws, statutes, rules, regulations or ordinances; and any state, regional, county or local statute, law, rule, regulation or ordinance relating to public health, safety or the discharges, emissions, or disposal to air, water, land or groundwater, to the withdrawal or use of groundwater, to the use, handling or disposal or polychlorinated biphenyls (PCBs), asbestos, or urea formaldehyde, to the treatment, storage, disposal or management of Hazardous Materials, to exposure to Hazardous Materials, to the transportation, storage, disposal, management or release or gaseous or liquid substances, and any regulation, order, injunction, judgment, declaration, notice or demand issues thereunder.

                  (D) DEFINITION OF HAZARDOUS MATERIALS. The term "Hazardous Materials" means any hazardous, toxic or dangerous materials, substances, chemicals, waste or pollutants that is from time to time defined by pursuant to or is regulated under any of the Environmental Laws, including without limitation, asbestos, PCBs petroleum derivatives or by-products, other hydrocarbons, including without limitation any material, substances, pollutants or wastes that are defined as a hazardous waste under RCRA or defined as a hazardous substance under CERCLA.

                  (E) DEFINITION OF ENVIRONMENTAL CONTAMINATION. The term "Environmental Contamination" shall be defined by applicable federal and state cleanup standards.

         26. ENVIRONMENTAL REQUIREMENTS OF LANDLORD. In the event any environmental survey, assessment, or inspection is required for any construction permit, Landlord shall be responsible for the cost of such survey, assessment, or inspection. Landlord shall remove any existing known Hazardous Materials from the Leased Premises prior to delivery of possession thereto to Tenant. Landlord has provided Tenant with a Phase I Environmental Assessment of the Leased Premises at the time of the execution of this Lease, and Landlord agrees to indemnity Tenant from any and all claims, actions, liens, demands, costs, damages, expenses, fines, and judgments (including legal costs and attorneys fees) as a result of any conditions identified in the Phase I Environmental Assessment.

         27. EXPANSIONS TO BUILDING(S) ON LEASED PREMISES. Upon written request from Tenant (the "Expansion Notice") received by Landlord at any time prior to the expiration of the Initial Term, and provided that Tenant exercises its option to renew for the 3 Year Option and 5 Year Option Term, Landlord agrees, at Landlord's expense, to use diligent, good faith efforts to develop schematic plans and specifications ("Plans") for an addition to the building(s) on the Leased Premises (the "Expansion") that are satisfactory to Tenant. Tenant's Expansion Notice must contain details as to the desired size of the Expansion, which must be at least 80,000 square feet, and not more than 160,000 square feet, the desired location of the Expansion, current and historical financial condition of Tenant, and other reasonable details necessary to allow Landlord to develop Plans for the Expansion and obtain financing for the Expansion. The Plans for the Expansion must, in all events, be consistent with and must not exceed plans and specifications for a normal and customary, non-airconditioned, typical distribution/warehouse center.

         Landlord shall have ninety (90) days from the date of receipt of the Expansion Notice to develop the Plans for the Expansion. Landlord and Tenant must agree upon the Plans for the Expansion. If Landlord and Tenant cannot agree on the Plans for Expansion, Landlord will have thirty (30) days after the date Landlord and Tenant determine they cannot agree on the Plans for Expansion within which to develop alternative Plans for the Expansion. If Landlord and Tenant still do not agree on the alternative Plans for Expansion, either side may cancel the Expansion Notice, and Tenant may cancel its exercise of the option to renew for the first Option Term, provided such Cancellation Notice of the exercise of the First Option is delivered within sixty (60) days of the date that either Landlord or Tenant cancels the Expansion Notice.

         The additional rent payable by Tenant for the Expansion shall range between Two and 68/100 Dollars ($2.68) per square foot and Three and 00/100 Dollars ($3.00) per square foot. The rental amount for the Expansion shall be agreed upon by Landlord and Tenant prior to the commencement of construction of the Expansion, and be subject to the six percent (6%) increases in rent from the previous rent amount at every time the rent in paragraph 6 increases, i.e., 5 years, 10 years, 15 years after the beginning of the Initial Term. (For example, if an Extension occurs in year 3 of the Initial Term, and the rent is agreed upon at $2.80 per square foot, the rent for the Expansion will increase to $2.97 per square foot in year 2 of the 3 Year Option Term, even though it is only 2 years after the Expansion. The next rent increase will occur in year 10 of the Lease (during the first 5 Year Option Term). Upon the agreement of Landlord and Tenant as to the Plans for the Expansion and the rental amount to be paid therefor, the parties shall execute an addendum to this Lease setting forth relevant terms relating to the Expansion.

         After the Addendum to the Lease has been signed, Landlord will have a period of sixty (60) days from such date to obtain financing for the Expansion, if necessary, and engage a contractor or construction manager for construction of the Expansion, and ninety (90) days from the Date the Addendum To Lease is signed to begin work on the Expansion construction. Except as provided in the paragraph below, if Landlord has not begun the Expansion construction within ninety (90) days of the date of the Addendum to the Lease, Tenant shall be allowed to give Landlord notice of its intent to terminate this Lease ("Notice Of Intent To Terminate"). Except as provided in the paragraph below, if Landlord has not begun construction of the Expansion within forty-five (45) days after the date of the Notice Of Intent To Terminate, Tenant shall be allowed to terminate this Lease, irrespective of and in addition to the rights under paragraph 28, without payment of a termination fee by giving its notice to terminate ("Notice To Terminate") to Landlord of its right to exercise termination of the Lease, one
(1) year after the date of the Notice To Terminate, provided that such notice is delivered to Landlord within ninety (90) days after the expiration of the forty-five (45) days after the date of the Notice of Intent to Terminate.

         Notwithstanding any of the above referenced provisions as to termination of the Lease to the contrary, Tenant shall not have the right to terminate the Lease if the reason that Landlord has not begun construction of the Expansion within the time allowed is because Landlord's lender has declined to make a loan for construction of the Expansion because of the creditworthiness (or lack thereof) of Tenant.

         If the Expansion Notice is not given during the Initial Term, none of the provisions of this paragraph 27 shall apply, but Landlord and Tenant agree to negotiate in good faith toward any expansion plans of Tenant after the Initial Term.

         28. LEASE TERMINATION RIGHTS OF TENANT. The Tenant shall have the right during the Initial Term, and any Option Terms to terminate the Lease by giving not less than six (6) months written advance notice to Landlord ("Notice Of Intent To Terminate") of the desired termination date, and paying a lease termination fee as a condition precedent to the termination of the Lease equivalent to the greater of: (i) $450,240.00; or (ii) what the rent would be for the next twelve (12) months after the desired termination date ("Lease Termination Fee"), payable in cash to Landlord at the time of the Lease termination ("Termination Rights") and as a condition precedent to the Lease termination.

         At any time after an Expansion Notice, as defined in paragraph 27, the Lease Termination Rights would continue to apply. However, the Lease Termination Fee shall change and would be the greater of $675,360.00; or (ii) the equivalent to what the rent would be for the next eighteen (18) months after the desired termination date, payable in cash to Landlord at the time of the Lease termination and as a condition precedent to the Lease termination.

         29.      MISCELLANEOUS.

                  (A) ENTIRE AGREEMENT. This Sublease Agreement contains the entire agreement and understanding between the parties. There are no oral understandings, terms or conditions and no party hereto has relied upon any representations, express or implied, not contained in this Sublease Agreement. This Sublease Agreement cannot be changed or supplemented orally, but only by an agreement in writing and signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

                  (B) RECORDATION. Landlord or Tenant may record a Short Form Sublease, at the expense of whomever wants to record such instrument.

                  (C) BINDING EFFECT. All covenants, conditions and obligations contained herein or implied by law shall be binding upon the Landlord, the Tenant, their heirs, successors, legal representatives and assigns; provided, however, in the event of a sale of the Leased Premises, Landlord shall be personally relieved of all obligations hereunder and the Tenant bound to such new owner as a Landlord.

                  (D) GOVERNING LAW. This Sublease Agreement is prepared and entered into with the intention that the laws of the State of Tennessee shall govern its construction.

                  (E) CAPTIONS. The captions or headings in this Sublease Agreement are for convenience only and in no way define, limit or describe the scope or intent of any provision of this Sublease Agreement.

                  (F) SEVERABILITY. If any clause, paragraph or part of this Sublease Agreement, for any reason, should be finally adjudged by any court of competent jurisdiction to be unconstitutional or invalid, such judgment shall not affect, impair or invalidate the remainder of this Sublease Agreement but shall be confined in its operation to the clause, sentence, paragraph or any part thereof directly involved in the controversy in which such judgment has been rendered. The unconstitutionality, invalidity or ineffectiveness of any one or more provisions or covenants contained in this Lease Agreement shall not relieve the Tenant from liability to make the payments of Rent provided for in this Sublease Agreement.

                  (G) RULES OF CONSTRUCTION. The normal rules of construction which require the terms of an agreement to be construed most strictly against the drafter of such agreement are hereby waived since each party has been represented by counsel or has had the opportunity to be represented by counsel in the drafting and negotiations of this Sublease Agreement.

                  (H) DUPLICATE ORIGINALS. This Sublease Agreement may be executed in one or more counterparts, each of which should be deemed an original, but all of which together shall constitute but one and the same instrument.

                  (I) ATTORNEY'S FEES. In the event of any dispute or claim arising out of the terms and provisions of this Agreement, the parties agree that the prevailing party in any court proceeding shall be entitled to recover, in addition to any award made in such proceeding, from the non-prevailing party, the prevailing party's reasonable attorney's fees.

                  (J) ESTOPPEL CERTIFICATE. Tenant shall at any time upon not less than thirty (30) days' prior written notice from Landlord, execute and deliver to Landlord a statement in writing certifying that: (i) this Sublease is unmodified and is in full force and effect and the date to which Rent or other payments are paid in advance; (ii) to Tenant's knowledge, there are not any uncured defaults by Landlord under this Sublease, or specifying any defaults if any such defaults are claimed; and (iii) any such other information as may reasonably be required by Landlord.

                  (K) NO LANDLORD LIENS. Landlord hereby waives and releases any Landlord's liens it might have in Tenant's personal property located on the Leased Premises.

         IN WITNESS WHEREOF, the parties have executed this Lease Agreement, to be effective the day and date first shown above.

                            SEPARATE SIGNATURE PAGES

                              SIGNATURE PAGE 1 OF 2

                                          LANDLORD:

                                          PHOENICIAN PROPERTIES


                                          By: /s/ Larry P. Becker
                                             ----------------------------------

                                          Title: Managing Partner
                                                -------------------------------


                                                         (NOTARY SEAL)





STATE OF FLORIDA  :
COUNTY OF OKALOOSA :

         Personally appeared before me Larry P. Becker, with whom I am personally acquainted, and who acknowledged that he/she executed the within instrument for the purposes therein contained, and who further acknowledged that he/she is the Managing Partner of PHOENICIAN PROPERTIES, a Tennessee General Partnership, and is authorized by said partnership to execute this instrument on its behalf.

         Witness my hand, at office this the 13TH day of May, 2002.


                                             /s/ Nicole Julia Merritt
                                            ---------------------------------
                                                      Notary Public

My Commission Expires: 3-29-2003.

                              SIGNATURE PAGE 2 OF 2

                                      TENANT:

                                      KIRKLAND'S, INC.


                                      By:  /s/ Robert E. Alderson
                                           ------------------------------
                                      Title:  Pres/CEO
                                            -----------------------------











STATE OF TENNESSEE :
COUNTY OF MADISON  :

         Personally appeared before me Robert E. Alderson, with whom I am personally acquainted, and who acknowledged that he/she executed the within instrument for the purposes therein contained, and who further acknowledged that he/she is the Pres./CEO of KIRKLAND'S, INC., a Tennessee Corporation, and is authorized by said corporation to execute this instrument on its behalf.

         Witness my hand, at office this the 15TH day of May, 2002.


                                         /s/ Teresa A. Riley
                                        --------------------------------------
                                        Notary Public

My Commission Expires: Feb. 23, 2005.
                                                     (NOTARY SEAL)

                                   EXHIBIT A

                                LEASED PREMISES

LOCATED IN JACKSON, MADISON COUNTY, TENNESSEE:

Beginning at the intersection of the North margin of Highway 70 with the East margin of Bobrick Drive, which point is the Southwest corner of the herein described tract:

Thence, with the East margin of Bobrick Drive the following calls:

North 08 degrees 04 minutes 49 seconds East 300.00 feet; North 82 degrees
04 minutes 48 seconds West 69.87 feet; North 08 degrees 04 minutes 49 seconds East 892.36 feet to the Southwest corner of the property of Madison County, Tennessee;

Thence, with the South line of the property of Madison County, Tennessee, South 81 degrees 55 minutes 11 seconds East 1000.00 feet to the Northwest corner of the property of Allsteel Inc.;

Thence, with the West line of the property of Allsteel Inc., South 08 degrees 04 minutes 49 seconds West 956.62 feet to a point in the North margin of Highway 70;

Thence, with the North margin of Highway 70, South 83 degrees 52 minutes
11 seconds West 959.49 feet to the point of beginning, containing 24.37 acres.

                                   EXHIBIT B

                                  RENOVATIONS

Kerr Building Renovations:

NEW DOCK POSITIONS

-None at this time

MECHANICAL:
-raise the existing HVAC discharge plenums to a level above proposed storage height.
-demolish existing warehouse ceiling sprinkler system. Replace 96,000 SF of area with a system designed to provide a density of .495 GPM/sq. ft. over the most remote 2000 sq. ft. with a 500 GPM hose allowance. This design is for 24' high storage of Class IV non-encapsulated commodities, using conventional pallets, with single or double row racks having 8' aisle widths. The remainder of the warehouse is sprinkled with a system of at least the density set forth above.

                                   EXHIBIT C

                                    RESTATED
                         PAYMENT IN LIEU OF TAX SUMMARY
                               [JANUARY 15, 2002]

     1. DEFINITIONS. For purposes of this summary, the following terms or phrases shall have the meanings assigned in this paragraph:

          (a) "Base Period" means the time period beginning January 1, 2001 and ending June 30, 2010.

          (b) "Board" means the Industrial Development Board of the City of Jackson.

          (c) "Company" means Kirkland's, Inc., a corporation organized under the laws of the State of Tennessee.

          (d) "Company Site" means (1) the Southwind Property, (2) the Phoenician Property, or (3) any other warehouse or distribution facility constructed after January 1, 2001 on the Phase III Land and, with respect to each of the foregoing, either owned by the Company or leased by the Company (as Lessee) for purposes of conducting the Company's business operations.

          (e) "Equipment" means all industrial machinery and equipment purchased by the Company and installed by the Company at a Company Site during the Base Period.

          (f) "Equipment Component" means the aggregate items of Equipment installed during any single calendar year during the Base Period.

          (g) "Headquarters Facility" means a new office headquarters building which will serve as the principal executive offices of the Company to be constructed on any site in Jackson, Tennessee during the Base Period.

          (h) "Phase I Project" means the Southwind Property.

          (i) "Phase II Project" means collectively the Southwind Property together with the Southwind Building Addition.

          (j) "Phase III Improvements" means either of (i) the Southwind Building Addition, (ii) the Phoenician Building Addition, or (iii) a proposed warehouse or distribution facility, or facilities, and related building improvements to be constructed on the Phase III Land, and in each case, by or for the benefit of the Company and used exclusively by the Company in conducting its business operations.

          (k) "Phase III Land" means that certain unimproved parcel of land presently owned by Madison County, Tennessee consisting of approximately 22.02 acres which lies immediately north of and contiguous to the Southwind Property.

                  (l) "Phase III Project" means and includes the Phase III Improvements.

                  (m) "Phase III Project Notice" means written notice from the Company to the Board given at least forty-five (45) days prior to the date that the Company intends to identify the property or facility which will constitute the Phase III Project.

                  (n) "Phase IV Improvements" means either of (i) the Southwind Building Addition, (ii) the Phoenician Building Addition, or
         (iii) a distribution facility to be constructed by or for the benefit of the Company on the Phase III Land to be used exclusively by the Company in conducting its business operations.

                  (o) "Phoenician Property" means the Land owned currently by Phoenician Partners, being approximately 24.37 acres.

                  (p) "Phoenician Building" means the building structure presently situated on the Phoenician Property as of the date hereof, consisting of approximately 168,000 square feet.

                  (q) "Phoenician Building Addition" means a proposed addition to the Phoenician Building, consisting of a minimum addition of 50,000 square feet and having a minimum cost of $1,000,000.00.

                  (r) "PILOT" means payments to the City of Jackson, Tennessee and Madison County, Tennessee in lieu of ad valorem taxes ordinarily assessable against the Equipment and the Phase I Project, Phase II Project, Phase III Project, and Phase IV Project and/or Headquarters Facility, as applicable.

                  (s) "Southwind" means Southwind Properties, a Tennessee partnership.

                  (t) "Southwind Building" means the building structure situated on the Southwind Property as of the date hereof, consisting of approximately 303,000 square feet.

                  (u) "Southwind Building Addition" means a proposed addition to the Southwind Building, consisting of a minimum addition of 50,000 square feet and having a minimum cost of $1,000,000.00.

                  (v) "Southwind Property" means that certain parcel of land owned by the Board consisting of approximately 28 acres and currently leased to Southwind by the Board pursuant to Lease Agreement dated February 4, 2000, and as amended by "Restated Lease Agreement" dated December 29, 2000.

         2. PHASE I AND PHASE II PROJECT - PILOT. If Southwind Building is acquired by the Company or leased exclusively by the Company (as Lessee) and used exclusively by the Company in conducting its business operations no later than June 30, 2002, then the PILOT incentive for the Phase I Project will be based upon the following PILOT schedule:

                  (A) PHASE I PILOT

                  YEAR                                                    PILOT PERCENTAGE
                  ----                                                    ----------------
                   1  Year of Occupancy by the Company                           0%
                   2                                                            25%
                   3                                                            25%
                   4                                                            25%
                   5                                                            25%
                   6                                                            25%
                   7                                                            25%
                   8                                                            25%
                   9                                                            25%
                  10                                                            25%
                  11                                                            25%
                  12                                                            25%
                  13                                                            25%
                  14                                                            25%
                  15                                                            25%

                  (b) PHASE II PILOT. If the Southwind Building Addition is completed and occupied exclusively by the Company on or prior to June 30, 2005, then the PILOT schedule for the Phase II Project shall be revised and shall be as follows:


                  YEAR                                                   PILOT PERCENTAGE
                  ----                                                   ----------------
                   1  Year of Completion of Southwind Building Addition        25%
                   2                                                           25%
                   3                                                           25%
                   4                                                           25%
                   5                                                           25%
                   6                                                           25%
                   7                                                           25%
                   8                                                           25%
                   9                                                           25%
                  10                                                           25%
                  11                                                           25%
                  12                                                           25%
                  13                                                           25%
                  14                                                           25%
                  15                                                           25%

         3. PHOENICIAN PROPERTY - PILOT. If the Phoenician Property is acquired by the Company or leased exclusively by the Company (as Lessee) and used exclusively by the Company in conducting its business operations no later than June 30, 2002, then the PILOT incentive for the Phoenician Property will be based upon the following PILOT schedule:

         YEAR                                         PILOT PERCENTAGE
         ----                                         ----------------
         1 Year of Occupancy by the Company                 25%
         2                                                  25%
         3                                                  25%
         4                                                  25%
         5                                                  25%
         6                                                  25%
         7                                                  25%
         8                                                  25%
         9                                                  25%
         10                                                 25%
         11                                                 25%
         12                                                 25%
         13                                                 25%
         14                                                 25%
         15                                                 25%

         4. PHASE III PROJECT - PILOT. Upon the Company identifying the Phase III Project pursuant to the Phase III Project Notice, the PILOT incentive for the Phase III Project will be as follows:

                  (a) If on or prior to June 30, 2006, the Phase III Project consists of Phase III Improvements upon the Phase III Land having minimum square footage of 75,000 square feet (the "First Phase III Improvement"), the PILOT incentive for the Phase III Project will be based upon the following PILOT schedule:

                  YEAR                                                              PILOT PERCENTAGE
                  ----                                                              ----------------
                  1 Year of Completion of the First Phase III Land Improvement            25%
                  2                                                                       25%
                  3                                                                       25%
                  4                                                                       25%
                  5                                                                       25%
                  6                                                                       25%
                  7                                                                       25%
                  8                                                                       25%
                  9                                                                       25%
                  10                                                                      25%
                  11                                                                      25%
                  12                                                                      25%
                  13                                                                      25%
                  14                                                                      25%
                  15                                                                      25%

                  (b) If by June 30, 2008, there is constructed additional facilities added to the First Phase III Improvements, with such additions being in a minimum square footage of 100,000 square feet (the Second Phase III Improvements), then the PILOT incentive shall be revised for the Phase III Project as follows:

                  YEAR                                                              PILOT PERCENTAGE
                  ----                                                              ----------------
                  1 Year of Completion of the Second Phase III Improvements               25%
                  2                                                                       25%
                  3                                                                       25%
                  4                                                                       25%
                  5                                                                       25%
                  6                                                                       25%
                  7                                                                       25%
                  8                                                                       25%
                  9                                                                       25%
                  10                                                                      25%
                  11                                                                      25%
                  12                                                                      25%
                  13                                                                      25%
                  14                                                                      25%
                  15                                                                      25%

                  (c) If by June 30, 2009, there is constructed additional facilities, to be added to the First Phase III Improvements and Second Phase III Improvements, with such additions having a minimum square footage of 100,000 square feet (the "Third Phase III Improvements"), then, in such event the PILOT schedule for the Phase III Project shall be revised and shall be as follows:

                  YEAR                                                              PILOT PERCENTAGE
                  ----                                                              ----------------
                  1 Year of Completion of the Third Phase III Improvements                25%
                  2                                                                       25%
                  3                                                                       25%
                  4                                                                       25%
                  5                                                                       25%
                  6                                                                       25%
                  7                                                                       25%
                  8                                                                       25%
                  9                                                                       25%
                  10                                                                      25%
                  11                                                                      25%
                  12                                                                      25%
                  13                                                                      25%
                  14                                                                      25%
                  15                                                                      25%

                  (d) If on or prior to June 30, 2006, the Company designates either the Southwind Building Addition or the Phoenician Building Addition as the Phase III Project, then in such event, the PILOT incentive for the Phase III Project will be based upon the following PILOT schedule:

                  YEAR                                         PILOT PERCENTAGE
                  ----                                         ----------------
                  1 Year of Occupancy of Phase III Project           25%
                  2                                                  25%
                  3                                                  25%
                  4                                                  25%
                  5                                                  25%
                  6                                                  25%
                  7                                                  25%
                  8                                                  25%
                  9                                                  25%
                  10                                                 25%
                  11                                                 25%
                  12                                                 25%
                  13                                                 25%
                  14                                                 25%
                  15                                                 25%

         5. EQUIPMENT - PILOT. For each Equipment Component installed on a Company Site, the PILOT schedule for such Equipment Component shall be as follows:

                  YEAR                                                              PILOT PERCENTAGE
                  ----                                                              ----------------
                  1 Year of Installation of Equipment Component                            0%
                  2                                                                        0%
                  3                                                                        0%
                  4                                                                        0%
                  5                                                                        0%
                  6                                                                       35%
                  7                                                                       35%
                  8                                                                       55%
                  9                                                                       55%
                  10                                                                      75%
                  11                                                                      75%
                  12                                                                      90%
                  13                                                                      90%
                  14                                                                      90%
                  15                                                                     100%

         6. HEADQUARTERS FACILITY - PILOT. In the event there is constructed a Headquarters Facility, the PILOT schedule for the Headquarters Facility shall be as follows:

         YEAR                                                              PILOT PERCENTAGE
         ----                                                              ----------------
         1 Year of Completion of Headquarters Facility                            0%
         2                                                                        0%
         3                                                                        0%
         4                                                                        0%
         5                                                                        0%
         6                                                                       35%
         7                                                                       35%
         8                                                                       55%
         9                                                                       55%
         10                                                                      75%
         11                                                                      75%
         12                                                                      90%
         13                                                                      90%
         14                                                                      90%
         15                                                                     100%